As filed with the Securities and Exchange Commission on November 12, 2010

No. 333-168919

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 7

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	3711	27-0756180
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center

Detroit, Michigan 48265-3000

(313) 556-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nick S. Cyprus

Vice President, Controller and Chief Accounting Officer

General Motors Company

300 Renaissance Center

Detroit, Michigan 48265-3000

(313) 556-5000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Robert C. Shrosbree, Esq. General Motors Company 300 Renaissance Center Detroit, Michigan 48265-3000 (313) 556-5000	Joseph P. Gromacki, Esq. William L. Tolbert, Jr., Esq. Brian R. Boch, Esq. Jenner & Block LLP 353 N. Clark Street Chicago, Illinois 60654-3456 (312) 222-9350	Richard A. Drucker, Esq. Sarah E. Beshar, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 (212) 450-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (Do not check if a smaller reporting company) ☒	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common stock, par value $0.01 per share	419,750,000	$29	$12,172,750,000	$867,918
Series B mandatory convertible junior preferred stock, par value $0.01 per share (3)	69,000,000	$50	$3,450,000,000	$245,985
Common stock, par value $0.01 per share	24,982,758 (4)	$29	$724,500,000	$51,657

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.

(2) Previously paid.

(3) In accordance with Rule 457(i) under the Securities Act, this registration statement also registers the shares of our common stock that are initially issuable upon conversion of the Series B preferred stock registered hereby. The number of shares of our common stock issuable upon such conversion is subject to adjustment upon the occurrence of certain events described herein and will vary based on the public offering price of the common stock registered hereby. Pursuant to Rule 416 under the Securities Act, the number of shares of our common stock to be registered includes an indeterminable number of shares of common stock that may become issuable upon conversion of the Series B preferred stock as a result of such adjustments.

(4)	Represents common stock that may be issued as dividends on Series B preferred stock in accordance with the terms thereof.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is being filed solely for the purpose of filing Exhibits 1.1 and 1.2. No change is made to the prospectuses constituting Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) A list of exhibits filed with this registration statement on Form S-1 is set forth in the Exhibit Index and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act, General Motors Company has duly caused this registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on November 12, 2010.

GENERAL MOTORS COMPANY

By:	/s/ DANIEL F. AKERSON
Name: Daniel F. Akerson
Title: Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DANIEL F. AKERSON	Chief Executive Officer (Principal Executive Officer)	November 12, 2010
Daniel F. Akerson

/s/ CHRISTOPHER P. LIDDELL	Vice Chairman and Chief Financial Officer (Principal Financial Officer)	November 12, 2010
Christopher P. Liddell

/s/ NICK S. CYPRUS	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	November 12, 2010
Nick S. Cyprus

*	Chairman of the Board	November 12, 2010
Edward E. Whitacre, Jr.

*	Director	November 12, 2010
David Bonderman

*	Director	November 12, 2010
Erroll B. Davis, Jr.

*	Director	November 12, 2010
Stephen J. Girsky

*	Director	November 12, 2010
E. Neville Isdell

*	Director	November 12, 2010
Robert D. Krebs

*	Director	November 12, 2010
Philip A. Laskawy

*	Director	November 12, 2010
Kathryn V. Marinello

*	Director	November 12, 2010
Patricia F. Russo

*	Director	November 12, 2010
Carol M. Stephenson

*	Director	November 12, 2010
Cynthia A. Telles

* The undersigned, by signing her name hereto, does execute this Registration Statement on behalf of the persons identified above pursuant to a power of attorney.

By:	/S/ ANNE T. LARIN
Anne T. Larin Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Documents
1.1	Form of Common Stock Underwriting Agreement*

1.2	Form of Series B Mandatory Convertible Junior Preferred Stock Underwriting Agreement*

3.1	Amended and Restated Certificate of Incorporation of General Motors Company, as amended, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

3.2	General Motors Company Amended and Restated Bylaws dated August 3, 2010, incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K of General Motors Company filed August 9, 2010

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, incorporated herein by reference to Exhibit 3.3 to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 3, 2010

3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of General Motors Company, incorporated herein by reference to Exhibit 3.4 to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 3, 2010

4.1	Certificate of Designations of Series A Fixed Rate Cumulative Perpetual Preferred Stock of General Motors Company, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

4.2	Form of Certificate of Designations of Series B Mandatory Convertible Junior Preferred Stock of General Motors Company, incorporated by reference to Exhibit 4.2 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 10, 2010

5.1	Opinion of Robert C. Shrosbree, incorporated herein by reference to Exhibit 5.1 to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 3, 2010

10.1†	Second Amended and Restated Secured Credit Agreement among General Motors Company, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated August 12, 2009, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

10.2†	Assignment and Assumption Agreement and Third Amendment to Second Amended and Restated Secured Credit Agreement among General Motors LLC, General Motors Holdings LLC, General Motors Company and the United States Department of the Treasury, as Lender, dated as of October 19, 2009, incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

10.3†

Credit Agreement, dated as of October 27, 2010, among the General Motors Holdings LLC, the lenders party thereto, Citibank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent, incorporated herein by reference to Exhibit 10.3 to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 3, 2010

10.5†	Second Amended and Restated Loan Agreement by and among General Motors of Canada Limited, as Borrower, and the other loan parties and Export Development Canada, as Lender, dated July 10, 2009, incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K of General Motors Company filed August 7, 2009

10.6	Amendment to Second Amended and Restated Loan Agreement by and among General Motors of Canada Limited, as Borrower, and the other loan parties and Export Development Canada, as Lender, dated October 15, 2009, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of General Motors Company filed October 23, 2009

10.7	Settlement Agreement dated as of September 10, 2009, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of General Motors Company filed September 17, 2009

10.8	Agreement, dated as of October 15, 2009 between General Motors Company (fka General Motors Holding Company), General Motors LLC (fka General Motors Company) and Motors Liquidation Company, incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

10.9	Stockholders Agreement, dated as of October 15, 2009 between General Motors Company, the United States Department of the Treasury, Canada GEN Investment Corporation (fka 7176384 Canada Inc.), the UAW Retiree Medical Benefits Trust, and, for limited purposes, General Motors LLC, incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K of General Motors Company filed November 16, 2009

10.10	Master Disposition Agreement among Delphi Corporation, GM Components Holdings, LLC, General Motors Company, Motors Liquidation Company (fka General Motors Corporation), DIP Holdco 3, LLC, and the other sellers and other buyers party thereto dated July 26, 2009, incorporated herein by reference to Exhibit 10.9 to the Current Report on Form 8-K of General Motors Company filed August 7, 2009

10.11	Investment Commitment Agreement by and among Silver Point Capital Fund, LP, Silver Point Capital Offshore Fund, Ltd., Elliott Associates, LP, DIP Holdco 3, LLC, and General Motors Company dated July 26, 2009, incorporated herein by reference to Exhibit 10.10 to the Current Report on Form 8-K of General Motors Company filed August 7, 2009

10.12	UAW Retiree Settlement Agreement, dated July 10, 2009, between General Motors Company and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (the UAW), with the UAW also entering into the agreement as the authorized representative of certain persons receiving retiree benefits pursuant to collectively bargained plans, programs and/or agreement between General Motors Company and the UAW, incorporated herein by reference to Exhibit 10.12 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.13	Amended and Restated Global Settlement Agreement Between Delphi Corporation and General Motors Corporation, Dated September 12, 2008, incorporated herein by reference to Exhibit 10(b) to the Quarterly Report on Form 10-Q of Motors Liquidation Company filed November 10, 2008

10.14	Form of Compensation Statement, incorporated herein by reference to Exhibit 10.14 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.15	Summary of Employment Arrangement between General Motors Company and Edward E. Whitacre, Jr., incorporated herein by reference to Item 5.02 of the Current Report on Form 8-K of General Motors Company filed February 19, 2010

10.16	Employment Agreement for Christopher P. Liddell, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of General Motors Company filed May 17, 2010

10.17

General Motors Company Short Term Incentive Plan, incorporated by reference to Exhibit 10.17 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 14, 2010

10.18	Summary of Consulting Arrangement between General Motors Company and Stephen J. Girsky, incorporated herein by reference to Item 1.01 of the Current Report on Form 8-K of General Motors Company filed January 15, 2010

10.19	Summary of Employment Arrangement between General Motors Company and Stephen J. Girsky, incorporated herein by reference to Item 1.01 of the Current Report on Form 8-K of General Motors Company filed March 5, 2010

10.20	General Motors Executive Retirement Plan, as amended August 2, 2010, incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 14, 2010

10.21	General Motors Company 2009 Long-Term Incentive Plan, as amended October 5, 2010, incorporated by reference to Exhibit 10.21 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 14, 2010

10.22	General Motors Company Salary Stock Plan, as amended October 5, 2010, incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 14, 2010

10.23	Form of Restricted Stock Unit Grant made to top 25 highly compensated employees under General Motors Company 2009 Long-Term Incentive Plan, as Amended March 1, 2010, incorporated herein by reference to Exhibit 10.20 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.24	Form of Restricted Stock Unit Grant (Cash Settlement) made to top 25 highly compensated employees under General Motors Company 2009 Long-Term Incentive Plan, as Amended March 1, 2010, incorporated herein by reference to Exhibit 10.21 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.25	Form of Restricted Stock Unit Grant made to certain executive officers, incorporated herein by reference to Exhibit 10.a to the Quarterly Report on Form 10-Q of Motors Liquidation Company filed May 8, 2008

10.26	General Motors Company Vehicle Operations—Senior Management Vehicle Program (SMVP) Supplement, revised December 15, 2005, incorporated herein by reference to Exhibit 10(g) to the Annual Report on Form 10-K of Motors Liquidation Company filed March 28, 2006

10.27†	Amended and Restated United States Consumer Financing Services Agreement between GMAC LLC and General Motors Corporation dated May 22, 2009, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of General Motors Company filed August 7, 2009

10.28†	Amended and Restated Master Services Agreement between GMAC LLC and General Motors Corporation dated May 22, 2009, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of General Motors Company filed August 7, 2009

10.30	Agreement, dated as of October 22, 2001, between General Motors Corporation and General Motors Acceptance Corporation, incorporated herein by reference to Exhibit 10 to the Annual Report on Form 10-K of Motors Liquidation Company filed March 28, 2006

10.31	United States Consumer Agreement, dated as of November 30, 2006, between General Motors Corporation and GMAC LLC, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Motors Liquidation Company filed November 30, 2006

10.32	Amended and Restated Warrant Agreement, dated as of October 16, 2009, between General Motors Company and U.S. Bank National Association, including Form of Warrant Certificate attached as Exhibit D thereto, relating to warrants with a $30 original ($10 after stock split) exercise price and a July 10, 2016 expiration date, incorporated herein by reference to Exhibit 10.29 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.33	Amended and Restated Warrant Agreement, dated as of October 16, 2009, between General Motors Company and U.S. Bank National Association, including Form of Warrant Certificate attached as Exhibit D thereto, relating to warrants with a $55 original ($18.33 after stock split) exercise price and a July 10, 2019 expiration date, incorporated herein by reference to Exhibit 10.30 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.34	Amended and Restated Warrant Agreement, dated as of October 16, 2009, between General Motors Company and U.S. Bank National Association, including Form of Warrant Certificate attached as Exhibit D thereto, relating to warrants with a $126.92 original ($42.31 after stock split) exercise price and a December 31, 2015 expiration date, incorporated herein by reference to Exhibit 10.31 to the Annual Report on Form 10-K of General Motors Company filed April 7, 2010

10.35	Equity Registration Rights Agreement, dated as of October 15, 2009, between General Motors Company, the United States Department of Treasury, Canada GEN Investment Corporation (fka 7176384 Canada Inc.), the UAW Retiree Medical Benefits Trust, Motors Liquidation Company, and, for limited purposes, General Motors LLC, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of Motors Liquidation Company filed October 21, 2009

10.36	Amended and Restated Master Sale and Purchase Agreement, dated June 26, 2009, between General Motors Corporation, Saturn LLC, Saturn Distribution Corporation, Chevrolet-Saturn of Harlem, Inc., and General Motors Company (fka NGMCO, Inc.), incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Motors Liquidation Company filed July 2, 2009

10.37	First Amendment to Amended and Restated Master Sale and Purchase Agreement, dated June 30, 2009, between General Motors Corporation, Saturn LLC, Saturn Distribution Corporation, Chevrolet-Saturn of Harlem, Inc., and General Motors Company (fka NGMCO, Inc.), incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of Motors Liquidation Company filed July 8, 2009

10.38	Second Amendment to Amended and Restated Master Sale and Purchase Agreement, dated July 5, 2009, between General Motors Corporation, Saturn LLC, Saturn Distribution Corporation, Chevrolet-Saturn of Harlem, Inc., and General Motors Company (fka NGMCO, Inc.), incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K of Motors Liquidation Company filed July 8, 2009

10.39	Summary of Employment Arrangement between General Motors Company and Daniel F. Akerson, incorporated herein by reference to Item 5.02 of the Current Report on Form 8-K of General Motors Company filed September 10, 2010

10.40	Summary of Fee Arrangement between General Motors Company and Edward E. Whitacre, Jr., incorporated herein by reference to Item 5.02 of the Current Report on Form 8-K of General Motors Company filed September 10, 2010

10.41	Letter Agreement regarding the Second Amended and Restated Secured Credit Agreement among General Motors Holdings LLC, as Borrower, the Guarantors, and the United States Department of the Treasury, as Lender, dated September 22, 2010, incorporated by reference to Exhibit 10.41 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed September 23, 2010

10.42	Letter Agreement regarding Series A Purchase, dated October 27, 2010, between General Motors Company and the United States Department of the Treasury, incorporated herein by reference to Item 10.42 to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed September 28, 2010

10.43	Letter Agreement regarding Equity Registration Rights Agreement, dated October 21, 2010, among General Motors Company, the United States Department of Treasury, Canada GEN Investment Corporation, the UAW Retiree Medical Benefits Trust and Motors Liquidation Company, incorporated herein by reference to Exhibit 10.43 to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 3, 2010

12.1	Computation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividends for the Nine Months Ended September 30, 2010 and the Periods July 10, 2009 through December 31, 2009 and January 1, 2009 through July 9, 2009 and for the Years Ended December 31, 2008, 2007, 2006 and 2005, incorporated by reference to Exhibit 12.1 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 10, 2010

21.1	List of Subsidiaries of General Motors Company, incorporated by reference to Exhibit 21.1 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed August 18, 2010

23.1	Consent of Deloitte & Touche LLP (General Motors Company), incorporated by reference to Exhibit 23.1 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 10, 2010

23.2	Consent of Deloitte & Touche LLP (Ally Financial Inc. fka GMAC Inc.), incorporated by reference to Exhibit 23.2 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed November 10, 2010

23.3	Consent of Robert C. Shrosbree (included in Exhibit 5.1)

24.1	Powers of Attorney for Directors of General Motors Corporation, incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed August 18, 2010

99.1	Consolidated Financial Statements of Ally Financial Inc. (fka GMAC Inc.) and subsidiaries at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, incorporated herein by reference to Exhibit 99.1 to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 25, 2010

99.2	Consolidated Financial Statements of Ally Financial Inc. (fka GMAC Inc.) and subsidiaries at June 30, 2010 (unaudited) and December 31, 2009 and for the three and six month periods ended June 30, 2010 (unaudited) and the three and six month periods ended June 30, 2009 (unaudited), incorporated by reference to Exhibit 99.2 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-168919) of General Motors Company filed October 14, 2010

*    Filed herewith.

† Certain confidential portions have been omitted pursuant to a request for confidential treatment, which has been separately filed with the Securities and Exchange Commission.